SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                         ______________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                February 18, 2004

                             INSIGHTFUL CORPORATION
                             ----------------------
             (Exact name of Registrant as specified in its charter)



             Delaware                02-020992             04-2842217
             --------                ---------             ----------
    (State or other jurisdiction    (Commission          (IRS Employer
         of Incorporation)          File number)       Identification No.)


     1700 Westlake Ave N. #500                    98109-3044
        Seattle, Washington                       ----------
        -------------------                       (Zip Code)
       (Address of principal
         executive offices)

                                 (206) 283-8802
                                 --------------
               Registrant's telephone number, including area code

                                      N/A
                        ---------------------------------
          Former name or former address, if changed since last report


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits

Exhibit No.    Exhibit

99.1 Press Release dated February 18, 2004, announcing Insightful Corporation's preliminary financial results for the quarter ended December 31, 2003

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 18, 2004, Insightful Corporation issued a press release announcing its preliminary financial results for the quarter ended December 31, 2003. A copy of Insightful's press release is attached as Exhibit 99.1 and is incorporated into this current report by reference.


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                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     INSIGHTFUL CORPORATION

February 18, 2004                    By:   /s/ Kenneth J. Moyle, Jr.
                                         -----------------------------
                                           Kenneth J. Moyle, Jr.
                                           General Counsel & Secretary

                                  EXHIBIT INDEX
                                  -------------

Exhibit No.    Exhibit

99.1 Press Release dated February 18, 2004, announcing Insightful Corporation's preliminary financial results for the quarter ended December 31, 2003.


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